UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2026 (September 21, 2026)

abrdn Global Infrastructure Income Fund

(Exact name of registrant as specified in its charter)

Maryland	811-23490	85-1096312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Market Street, Suite 200 Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (800)-522-5465

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	ASGI	New York Stock Exchange
Rights to Purchase Common Shares	ASGI RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 21, 2026, abrdn Global Infrastructure Income Fund (NYSE: ASGI) (the “Fund”) entered into a dealer manager agreement (the “Dealer Manager Agreement”) by and among the Fund, abrdn Inc., abrdn Investments Limited, and UBS Securities LLC in connection with the issuance by the Fund to the holders of record (the “Record Date Shareholders”) at the close of business on September 21, 2026 (the “Record Date”) transferable rights entitling such Record Date Shareholders to subscribe for up to 10,545,755 shares of common stock of beneficial interest, par value $0.001 per share (the “Common Shares”), of the Fund (the “Offer”). The Record Date Shareholders will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every three Rights held (1 for 3). Record Date Shareholders who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional Common Shares covered by any unexercised Rights. Any Record Date Shareholder that owns fewer than three Common Shares as of the close of business on the Record Date is entitled to subscribe for one full Common Share in the Offer.

The Offer has been made pursuant a prospectus supplement, dated September 21, 2026 and the accompanying prospectus, dated September 15, 2026, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File Nos. 333-298949 and 811-23490) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

In connection with the Offer, the Fund entered into a Subscription Agent Agreement dated as of September 17, 2026 with Equiniti Trust Company, LLC (“Subscription Agent Agreement”), and an Information Agent Agreement dated as of September 17, 2026 with EQ Fund Solutions, LLC (“Information Agent Agreement”) to provide services with respect to the Offer.

The foregoing description is only a summary of the Subscription Agent Agreement and Information Agent Agreement and is qualified in its entirety by reference to the text of the Subscription Agent Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference and Information Agent Agreement filed with this report as Exhibit 10.2 and incorporated herein by reference.

Item 8.01.	Other Events

On September 21, 2026, the Fund commenced the Offer pursuant to the Fund’s Registration Statement. A copy of the opinion of Dechert LLP relating to the legality of the Offer is filed as Exhibit 5.1 to this report.

The Fund incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Dealer Manager Agreement

5.1	Opinion of Dechert LLP

10.1	Subscription Agent Agreement

10.2	Information Agent Agreement

23.1	Consent of Dechert LLP (included in Exhibit 5.1)

99.1	Form of Notice of Guaranteed Delivery for Rights Offering

99.2	Form of Subscription Certificate for Rights Offering

99.3	Form of Instrument of Designation of Rights

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

abrdn Global Infrastructure Income Fund

Date: September 21, 2026	By:	/s/ Robert Hepp
	Name:	Robert Hepp
	Title:	Vice President